INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
INCOME TAXES
INCOME TAXES

10. Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the Company’s consolidated financial statements and tax returns. Deferred tax assets and liabilities are determined based upon the differences between the consolidated financial statements carrying amounts and the tax bases of existing assets and liabilities and for loss and credit carryforwards, using enacted tax rates expected to be in effect in the years in which the differences are expected to reverse. The Company has provided a full valuation allowance against the net deferred tax assets as the Company has determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets.

The Company provides reserves for potential payments of taxes to various tax authorities related to uncertain tax positions. Amounts recognized are based on a determination of whether a tax benefit taken by the Company in its tax filings or positions is “more likely than not” to be sustained on audit. The amount recognized is equal to the largest amount that is more than 50% likely to be sustained. Interest and penalties associated with uncertain tax positions are recorded as a component of income tax expense. As of September 30, 2020 and December 31, 2019, the Company has not identified any uncertain tax positions for which reserves would be required.

12. INCOME TAXES

During the years ended December 31, 2018 and 2019, the Company recorded no income tax benefits due to the losses incurred due to the uncertainty of future taxable income. For financial reporting purposes, Income (Loss) before provision for income taxes, includes the following components:

	Years Ended December 31,
	2019	2018
United States	$(103,596)	$(121,339)
Foreign	—	—
Loss before income taxes	$(103,596)	$(121,339)

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows for the year ended December 31, 2018 and 2019:

	Years Ended December 31,
	2019	2018
Effective income tax rate:
Expected income tax benefit at the federal statutory rate	21%	21%
State taxes	6%	6%
Change in valuation allowance	(30)%	(26)%
Research and development credit carryover	2%	3%
Legal proceedings and settlement expense	—%	(4)%
Permanent differences	1%	—%
Effective income tax rate	—%	—%

As of December 31, 2019 and 2018, deferred tax assets consist of the following (in thousands):

	Years Ended December 31,
	2019	2018
Deferred tax assets:
Federal and state net operating carryforwards	$56,333	$23,310
Research and development and other credits	11,072	7,567
Capitalized start‑up costs	17,032	24,048
Compensation‑related items	1,286	568
Deferred lease liability	1,111	1,212
Other deferred tax assets	2,068	379
Total gross deferred tax asset	88,902	57,084
Valuation allowance	(87,370)	(56,405)
Net deferred tax asset	1,532	679
Deferred tax liabilities:
Right‑of‑use asset	(664)	(679)
Acquired technology	(868)	—
Total deferred tax liabilities	(1,532)	(679)
Net deferred tax asset	$—	$—

Realization of deferred tax assets is dependent upon the generation of future taxable income. As required by ASC 740 Income Taxes, the Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of December 31, 2019. As a result of the fact that the Company has incurred tax losses from inception, the Company has determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2019 and 2018.

Changes in the valuation allowance for deferred tax assets during the year ended December 31, 2018, and 2019 were as follows:

	Years Ended December 31,
	2019	2018
Valuation allowance at beginning of the year	$56,405	$21,700
Increases recorded to income tax provision	30,965	34,705
Decreases recorded as a benefit to income tax provision	—	—
Increases recorded as an adjustment to equity	—	—
Valuation allowance at end of year	$87,370	$56,405

As of December 31, 2019 and December 31, 2018 the Company had federal net operating loss carryforwards of $197.7 million and $79.6 million, respectively, which may be available to reduce future taxable income. These carryforwards generated in 2017 and prior expire at various dates through 2037. The $152.2 million in carryforwards generated from 2018 forward do not expire. As of December 31, 2019, and 2018, the Company had State net operating loss carryforwards of $184.2 million and $80.8 million, respectively, which may be available to reduce future taxable income. These carryforwards expire at various dates through 2039. In addition, the Company had federal and state research and development tax credit carryforwards of $11.1 million available to reduce future tax liabilities, which will expire at various dates through 2034.

Utilization of the Company’s net operating loss (“NOL”) carryforwards and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership changes as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three‑year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to significant complexity with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforward or research and development tax credits carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long‑term tax‑exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforward or research and development tax credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal tax jurisdiction, Massachusetts and Rhode Island. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the US federal, state and local income tax authorities for all tax years in which a loss carryforward is available. The Company is currently not under examination by the Internal Revenue Service of any other jurisdiction for any tax years. The Company has not recorded any interest or penalties on any unrecognized tax benefits since inception. The Company does not believe material uncertain tax positions have arisen to date.